EXHIBIT 32.2

                         ACCIDENT PREVENTION PLUS, INC.

     CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Jennifer Swanson, Chief Financial Officer of Accident Prevention plus, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated: January 31, 2005            /s/ JENNIFER SWANSON
                                   -----------------------
                                   Jennifer Swanson
                                   Chief Financial Officer